EXHIBIT 10.54

ADDENDUM TO STANDARD PURCHASE AND LICENSE TERMS

Addendum dated as of August 17, 2006, between Neutral Tandem, Inc. (“NT”) and Sonus Networks, Inc. (“Sonus”), to the Standard Purchase and License Terms, dated January 10, 2005 (the “Agreement”).

1.	Quarterly Purchase Commitments.

(a) NT agrees to make minimum quarterly purchases (the “Quarterly Commitments”) as follows:

Q3 2006	$	[	***]
Q4 2006	$	[	***]
Q1 2007	$	[	***]
Q2 2007	$	[	***]
Q3 2007	$	[	***]
Q4 2007	$	[	***]

(b) To satisfy each Quarterly Commitment, NT will issue purchase orders equal to or greater than the Quarterly Commitment no later than the tenth day of the second month of the quarter (“Order Date”). The purchase orders will allow for shipment no later than the 25th day of the third month of the quarter. The exception to this requirement is Q3 2006, for which the Order Date will be September 15, 2006, with shipment to occur no later than December 15, 2006, and Q4 2006, for which the Order Date will be December 15, 2006, with shipment to occur no later than February 15, 2007.

2.	Annual Purchase Commitments.

(a) NT agrees to make minimum annual purchases (the “Annual Commitments”) as follows:

Calendar 2008	$[***]
Calendar 2009	$[***]
Calendar 2010	$[***]
Calendar 2011	$[***]

(b) To satisfy each Annual Commitment, NT must (i) issue purchases orders for at least 40% of the Annual Commitment no later than an Order Date of April 25th of the applicable year, with shipment to occur no later than June 25th, and (ii) must issue purchase orders for the balance of the Annual Commitment no later than an Order Date of October 25th, with shipment to occur no later than December 25th. In the event Sonus delays any shipment beyond December 25th but makes the shipment prior to December 31st, such shipments will count towards meeting the Annual Commitment for that year.

3.	Overages; Exclusions.

(a) Purchases in excess of any commitment (“Overage”) will be credited toward fulfillment of the next purchase period’s commitment. Overages will be cumulative, and if an Overage exceeds the next purchase period’s commitment, the Overage will continue to carry over for

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future purchase periods until the amount of the Overage is fully exhausted (including carrying over from year to year). In the event at any point during the term of this Addendum, NT meets its total five-year obligation (i.e., purchases and takes delivery of at least $[***] of product in accordance with this Addendum), then NT will have satisfied its obligations under this Addendum.

(b) All Sonus hardware and software products will count toward meeting the purchase commitments, except for (i) call control elements (including the PSX, SGX, Sun products, Ulticom, and RAID) and (ii) any other third-party hardware and software resold by Sonus. Maintenance and services are also excluded from this calculation.

4.	Pricing.

(a) Provided NT continues to meet all applicable commitments during the term of this Addendum, NT’s pricing will be as set forth in Attachment A in the column entitled “Volume Pricing.”

(b) There are two scenarios under which NT’s pricing will revert to the pricing in the “Standard Pricing” column in Attachment A:

(1)	during the years 2006 and 2007, if in any one quarter NT submits purchase orders by the Order Date but in an amount less than the Quarterly Commitment, and fails to make up the shortfall by the Order Date in the subsequent quarter. (For example, if the shortfall in a quarter is $[***], in the next quarter NT must exceed the applicable Quarterly Commitment by at least $[***].)

(2)	during the years 2008-2011, if NT fails to meet any Order Date and/or shipment requirement described in Section 2(b) above.

(c) If any of the scenarios in Section 4(b) occur, then:

(i) during 2006-2007, for any purchase orders which have already shipped during the then-current quarter (i.e., the quarter following the quarter in which the commitment was originally missed), Sonus will invoice NT for the difference between the Volume Pricing and the Standard Pricing (the “Pricing Differential”). Sonus will not invoice NT for the Pricing Differential for product shipped during the quarter in which the commitment was originally missed;

(ii) during 2008-2011, Sonus will invoice NT for the Pricing Differential for any purchase orders which shipped during the period in which it failed to meet either the Order Date requirement or the shipment requirement (i.e., either Jan 1—June 30th or July 1- Dec 31 of that year);

(iii) for purchase orders submitted but not shipped during the relevant period(s), NT will revise and reissue the purchase orders to incorporate the Standard Pricing; and

(iv) NT’s pricing for all subsequent purchases under this Addendum will be at such Standard Pricing.

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(d) Sonus agrees that the prices set forth in Attachment A are no higher than the prices offered to Sonus’ similarly-situated customers for similar quantities of Products under similar terms and conditions (taking into account, without limitation, revenue and/or volume commitments, product applications and configurations, delivery schedules, total purchases and deployments, and payment terms).

5.	Product Shortages.

If Sonus fails to meet a shipment date due to product shortages, then the order will still count towards satisfying the commitment for the applicable period. Sonus will use best efforts to notify NT of any shortages prior to the applicable order date. However, if Sonus fails to provide such notice, NT will still be required to meet the applicable commitment.

6.	Maintenance.

If NT submits new purchase orders prior to December 15, 2006 such that NT’s lifetime aggregate purchases total at least $[***], NT will qualify for a maintenance rate of [***]% for the 2007 renewal and for new purchases made in 2007. This rate will take effect upon the maintenance renewal date. Otherwise, NT’s annual maintenance rate shall be [***]%.

7.	Press Announcement.

Sonus and NT agree to a joint press release announcing the replacement of a quarter of a million circuit switch ports with the Sonus solution in NT’s four largest markets. The parties will mutually agree on the content and date of the release.

8.	Term.

This Addendum will expire on December 31, 2011, and will automatically renew on a quarter-to-quarter basis, unless either party notifies the other party in writing of its desire to terminate this Addendum no less than thirty (30) days prior to the start of the next quarter.

9.	Miscellaneous.

Capitalized terms used in this Addendum but not defined herein will have the respective meanings ascribed to such terms in the Agreement. In the event of any conflict between the terms of this Addendum and the terms of the Agreement (or any previous amendments), this Addendum shall control. Except as modified by this Addendum, the Agreement shall remain in full force and effect.

NEUTRAL TANDEM, INC.		SONUS NETWORKS, INC.

By:	/s/ Rian Wren	By:	/s/ Charles J. Gray
Name:	Rian Wren	Name:	Charles J. Gray
Title:	President and CEO	Title:	VP and General Counsel
Date:	8/17/2006	Date:	8/18/2006

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Attachment A - Pricing

				Volume Pricing	Standard Pricing

[***]

Configuration # 1			[***]	[***]	[***]

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Attachment A - Pricing

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